TIAA-CREF Funds	Supplement

TIAA-CREF U.S. Equity Funds

TIAA-CREF Quant Large-Cap Growth Fund

TIAA-CREF Quant Large-Cap Value Fund

SUPPLEMENT NO. 1
dated September 18, 2020, to the Summary Prospectuses each dated March 1, 2020, as amended and restated March 9, 2020

SUPPLEMENT NO. 5
dated September 18, 2020, to the Statutory Prospectus dated March 1, 2020, as supplemented through August 17, 2020

TIAA-CREF International Funds

TIAA-CREF Quant International Equity Fund

SUPPLEMENT NO. 1
dated September 18, 2020, to the Summary Prospectus dated March 1, 2020

SUPPLEMENT NO. 3
dated September 18, 2020, to the Statutory Prospectus dated March 1, 2020, as supplemented through August 17, 2020

TIAA-CREF Funds

SUPPLEMENT NO. 3
dated September 18, 2020, to the Statement of Additional Information (“SAI”) dated August 1, 2020 and March 1, 2020, as supplemented through August 17, 2020

Fund liquidation

The Board of Trustees of the TIAA-CREF Funds (the “Trust”) has approved a Plan of Liquidation for each of the TIAA-CREF Quant Large-Cap Growth Fund, TIAA-CREF Quant Large-Cap Value Fund and TIAA-CREF Quant International Equity Fund (collectively, the “Funds”), each a series of the Trust, pursuant to which each Fund will be liquidated after the close of business on December 18, 2020 (the “Liquidation Date”).

Effective as of the close of business on November 2, 2020 (the “Soft Close Date”), each Fund will suspend offering its respective shares to new investors. Investors in each Fund as of the Soft Close Date may continue to invest in each respective Fund, including through reinvestment of dividends and capital gains distributions. If an investor’s account is closed after the Soft Close Date, however, additional investments in each Fund will not be accepted.

Effective December 2, 2020, each Fund will be closed to new investment by all shareholders (except through reinvested dividends and capital gain distributions).

Existing shareholders may redeem shares of the Funds any time prior to the Liquidation Date or exchange their shares for shares of another series of the Trust available to shareholders, as provided in each Fund’s Summary and Statutory Prospectuses. Each Fund reserves the right to modify the extent to which sales of shares are limited prior to each Fund’s liquidation and all dates herein may change without notice at the discretion of the Trust’s officers. Each Fund may deviate from its respective investment objective and other investment policies as each Fund liquidates its assets in advance of the Liquidation Date.

After the close of business on the Liquidation Date, each Fund will automatically redeem any outstanding Fund shares and distribute, as soon as practicable, such redemption proceeds to each Fund’s shareholders of record as of the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such Fund shares after the applicable Fund has paid or provided for all of its charges, commissions, taxes, expenses and liabilities.

For taxable shareholders of each Fund, the automatic redemption of Fund shares on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Shareholders should consult their tax advisors regarding the tax treatment of the liquidation.

Portfolio management change

As of October 1, 2020, Pablo Mitchell will no longer be a portfolio manager of the TIAA-CREF Quant International Equity Fund. Therefore, as of October 1, 2020, all references to Mr. Mitchell are to be removed from the portfolio management team disclosure in the Statutory and Summary Prospectuses of the TIAA-CREF Quant International Equity Fund as well as in the TIAA-CREF Funds SAI.

A40901 (9/20)